4th Quarter & Full Year 2022 Earnings Presentation February 21, 2023 Exhibit 99.2

Safe Harbor Statement Disclosures in this release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, those relating to future financial and operational results, expected savings from cost management initiatives, the performance of our WAVE(1) joint venture, market and broader economic conditions and guidance and the impacts of COVID-19 on our business. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. This includes annual guidance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those projected, anticipated or implied is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Form 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”), including the Form 10-K for the year ended December 31, 2022, that the Company expects to file today. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-Generally Accepted Accounting Principles (“GAAP”) financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, February 21, 2023, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Worthington Armstrong Joint Venture (“WAVE”).

Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis. We remove the impact of certain discrete expenses and income in certain measures including adjusted net sales, adjusted EBITDA, adjusted diluted earnings per share (“EPS”) and adjusted free cash flow. The Company excludes certain acquisition related expenses (i.e. – changes in the fair value of earn-outs, deferred compensation accruals(1), impact of adjustments related to the fair value of inventory and deferred revenue) for recent acquisitions. The Company excludes all acquisition-related amortization from adjusted earnings from continuing operations and in calculations of adjusted diluted EPS. Examples of other excluded items include plant closures, restructuring charges and related costs, impairments, separation costs, environmental site expenses and related insurance recoveries, endowment level charitable contributions, and certain other gains and losses. The Company also excludes income/expense from its U.S. Retirement Income Plan (“RIP”) in the non-GAAP results as it represents the actuarial net periodic benefit credit/cost recorded. Our tax rate may be adjusted for certain discrete items which are identified in the footnotes. Investors should not consider non-GAAP measures as a substitute for GAAP measures. Non-GAAP figures are rounded to the nearest million and corresponding percentages are based on unrounded figures. Operating Segments: “MF”: Mineral Fiber, “AS”: Architectural Specialties, “UC”: Unallocated Corporate The deferred compensation accruals are for cash and stock awards that will be recorded over each awards’ respective vesting period, as such payments are subject to the sellers’ and employees’ continued employment with the Company. All dollar figures throughout the presentation are in $ millions, except per share data, and all comparisons are versus prior year unless otherwise noted. Figures may not sum due to rounding.

GAAP and non-GAAP Financial Results Q4 2022 Q4 2021 Full Year 2022 Full Year 2021 Consolidated Company Results AWI AWI AWI AWI Net Sales $304.5 $282.5 $1,233.1 $1,106.6 Net Earnings $48.8 $41.9 $202.9 $183.2 Operating Income $70.6 $55.5 $278.7 $260.0 Adj. EBITDA* $92 $88 $385 $372 Operating Income Margin (Operating Income % of Net Sales) 23.2% 19.6% 22.6% 23.5% Adj. EBITDA Margin* (Adj. EBITDA % of Net Sales)* 30.1% 31.0% 31.2% 33.6% Diluted Earnings per Share $1.07 $0.88 $4.30 $3.86 Adj. Diluted Earnings per Share* $1.08 $1.09 $4.74 $4.36 Net Cash Provided by Operating & Investing Activities $83.3 $40.8 $210.6 $173.3 Adj. Free Cash Flow* $91 $45 $221 $190 Net Cash Provided by Operating & Investing Activities % of Net Sales 27.4% 14.4% 17.1% 15.7% Adj. Free Cash Flow Margin* (Adj. Free Cash Flow % of Net Sales) 29.9% 16.0% 17.9% 17.2% *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Q4 2022 TABLE TITLE CONTENT 1 TABLE TITLE CONTENT 1 Q4 2021 TABLE TITLE CONTENT 1 TABLE TITLE CONTENT 1 Full Year 2022 TABLE TITLE CONTENT 1 TABLE TITLE CONTENT 1 Full Year 2021 TABLE TITLE CONTENT 1 TABLE TITLE CONTENT 1 Segment Results MF AS UC MF AS UC MF AS UC MF AS UC Net Sales $216.0 $88.5 - $207.2 $75.3 - $887.4 $345.7 - $818.5 $288.1 - Operating Income (Loss) $61.1 $10.7 ($1.2) $60.0 ($3.3) ($1.2) $260.9 $21.7 ($3.9) $261.2 $4.2 ($5.4) Adj. EBITDA* $78 $13 - $77 $11 - $330 $55 - $331 $40 - Operating Income Margin (Operating Income % of Net Sales) 28.3% 12.1% NA 29.0% (4.4%) NA 29.4% 6.3% NA 31.9% 1.5% NA Adj. EBITDA Margin* (Adj. EBITDA % of Net Sales)* 36.3% 15.0% NA 37.1% 14.4% NA 37.2% 15.8% NA 40.5% 14.0% NA

1 Net Sales increased 8% from prior year driven by strong Architectural Specialties growth and modest Mineral Fiber growth 2 Mineral Fiber Average Unit Value (“AUV”) growth of 15% in Q4, driven by positive like-for-like pricing and favorable product and channel mix 3 AS Adjusted EBITDA Margin* expanded year-over-year for 5th consecutive quarter…+60bps in Q4…+190bps for full year 4 Full-Year Adjusted Free Cash Flow* of $221M or 18% of net sales driven primarily by WAVE special dividend Solid Sales & Earnings Growth in a Challenging Market Q4 2022 Summary *Non-GAAP measure. See slide 4 and appendix for reconciliation to nearest GAAP measure. AWI Net Sales up 8% $283 $305 +4% +18% +5% AWI Adj. EBITDA* up 5%

Improved AUV Ahead of Inflation Offset by Lower Volumes Q4 2021 Q4 2022 Variance Net Sales $283 $305 8% Adj. EBITDA* $88 $92 5% Adj. EBITDA Margin*(%) 31.0% 30.1% (90bps) Adj. Diluted Earnings Per Share* $1.09 $1.08 (1%) (1) Includes raw material, energy, freight and inventory valuation (e.g. FIFO) impacts throughout presentation. (2) Excludes change in depreciation throughout presentation. $88 ($6) $21 ($7) $2 ($2) ($4) $92 Q4 2022 Consolidated Company Key Metrics (3) Excludes change in amortization throughout presentation. *Non-GAAP measure. See slide 4 and appendix for reconciliation to nearest GAAP measure.

Favorable AUV Offset Lower Volumes and Input Cost Inflation Mineral Fiber Q4 2022 Results Q1 Q2 Q3 Q4 Current Quarter Comments 2021 Adjusted EBITDA* $78 $90 $86 $77 AUV 18 21 16 21 Solid AUV fall through Volume (6) 1 2 (14) Weaker market conditions and difficult comp Manufacturing (1) 1 1 3 Strong manufacturing productivity Input costs (6) (14) (15) (7) Raw material inflation remains, energy and freight inflation moderates SG&A (7) (7) - 1 Prudent cost management WAVE (3) (2) (1) (4) Lower volumes partially offset by favorable AUV 2022 Adjusted EBITDA* $74 $89 $89 $78 Q4 MF Adj. EBITDA Margin* contracted (80bps) % Change (5%) (2%) 3% 2% *Non-GAAP measure. See slide 4 and appendix for reconciliation to nearest GAAP measure. Net Sales +4% Mineral Fiber Key Highlights AUV up 15% to strongest level of 2022 with improved mix benefit Market demand weakened from 3Q levels Continued to deliver price-over-inflation dollars with fall-through rate improving sequentially

Q1 Q2 Q3 Q4 Current Quarter Comments 2021 Adjusted EBITDA* $7 $10 $13 $11 Net Sales 9 6 7 7 Broad based contributions from our product categories Period Expense - (1) (3) (2) Higher production costs on increased sales SG&A (3) (2) (2) (3) Continued investments in support of increased sales 2022 Adjusted EBITDA* $13 $13 $16 $13 Q4 AS Adj. EBITDA Margin* expanded 60bps % Change 88% 35% 20% 22% Double-Digit AS Sales and Adjusted EBITDA* Growth Architectural Specialties Q4 2022 Results *Non-GAAP measure. See slide 4 and appendix for reconciliation to nearest GAAP measure. 9th consecutive quarter of double-digit sales growth 5th consecutive quarter of Adjusted EBITDA Margin* expansion Adjusted EBITDA* up 22% with continued year-over-year margin expansion Completed acquisition of GC Products, Inc. +18% Key Highlights Net Sales

Double-Digit Sales Growth Partially Offset by Inflation & Growth Investments FY 2021 FY 2022 Variance Net Sales $1,107 $1,233 11% Adj. EBITDA* $372 $385 4% Adj. EBITDA Margin*(%) 33.6% 31.2% (230bps) Adj. Diluted Earnings Per Share* $4.36 $4.74 9% Adj. Free Cash Flow* $190 $221 16% $372 $12 $76 ($41) ($0) ($23) ($10) $385 Full Year 2022 Consolidated Company Key Metrics (1) Includes raw material, energy, freight and inventory valuation (e.g. FIFO) impacts throughout presentation. (2) Excludes change in depreciation throughout presentation. (3) Excludes change in amortization throughout presentation. *Non-GAAP measure. See slide 4 and appendix for reconciliation to nearest GAAP measure.

Adjusted Free Cash Flow* Growth Driven by WAVE Dividends *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Includes cash earnings, working capital and other current assets and liabilities. Includes a $25 million special dividend in Q4 2022. $5 $3 ($5) $1 $221 $26 Adj. Free Cash Flow* Full Year 2022 vs. PY

2023 Guidance Full Year 2023 Guidance $1,260M to $1,310M 2% to 6% YoY Net Sales Adjusted EBITDA* $395M to $420M 3% to 9% YoY Commentary(1) Expect lower market demand, partially offset by initiatives, to result in mid-single digit MF volume decline Expect above average MF AUV growth with historical fall-through Managing investments and working capital to offset weaker macroeconomic conditions Expect positive WAVE equity earnings VPY, rebounding from 2022 results Driving Growth in a Challenging Macroeconomic Environment $4.80 to $5.05 1% to 7% YoY Adjusted Diluted EPS* Adjusted Free Cash Flow* $230M to $250M 4% to 13% YoY *Non-GAAP measure. See appendix for reconciliations to nearest GAAP measure. Additional assumptions are available in the appendix of this presentation.

Appendix

Full Year 2023 Assumptions Consolidated Company Metrics Full Year 2023 Capital expenditures $75M to $85M Depreciation and amortization $83M to $88M Interest expense $35M to $37M Book / cash tax rate ~25% / ~25% Shares outstanding ~45 million Return of investment from joint venture $85M to $95M Segment Net Sales Adjusted EBITDA Margin* Mineral Fiber +1% to +5% growth YoY >37% Architectural Specialties** >6% growth YoY >18% *Non-GAAP measure. See slide 4 and appendix for reconciliation to nearest GAAP measure. **Assumes no contribution from future acquisitions.

Q4 2022 Adjusted EBITDA Reconciliation RIP expense represents only the plan service cost that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation & restricted stock expenses. For the Three Months Ended December 31, For the Three months Ended March 31, For the Twelve Months Ended December 31, 2022 2021 V 2022 2021 V Net earnings $49 $42 $7 $203 $183 $20 Less: Net earnings (loss) from discontinued operations - - - 3 (2) 5 Earnings from continuing operations, Reported $49 $42 $7 $200 $185 $15 Add: Income tax expense, as reported 15 9 5 58 57 - Earnings from continuing operations before tax, Reported $63 $51 $12 $258 $243 $15 Add: Interest/other income and expense, net 7 4 3 21 17 4 Operating Income, Reported $71 $56 $15 $279 $260 $19 Add: RIP expense(1) 1 1 - 4 5 (1) Add: Acquisition-related impacts(2) - 9 (9) 19 10 9 Add: Depreciation 17 16 1 68 63 4 Add: Amortization 3 6 (2) 16 34 (18) Adjusted EBITDA $92 $88 $4 $385 $372 $14

Q4 2022 Adjusted Diluted Earnings per Share Reconciliation

	For the Three Months Ended December 31,					For the Twelve Months Ended December 31,				
	2022	Per Diluted Share	2021	Per Diluted Share	V	2022	Per Diluted Share	2021	Per Diluted Share	V
Earnings from continuing operations, Reported	**$49**	**$1.07**	**$42**	**$0.88**	**$7**	**$200**	**$4.30**	**$185**	**$3.86**	**$15**
Add: Income tax expense, reported	15		9		5	58		57		-
Earnings from continuing operations before income taxes, Reported	**$63**		**$51**		**$12**	**$258**		**$243**		**$15**
(Less): RIP (credit)(1)	-		-		-	(1)		-		(1)
Add: Acquisition-related impacts(2)	-		9		(9)	19		10		9
Add: Acquisition-related amortization(3)	1		4		(2)	8		21		(14)
Adjusted earnings from continuing operations before income taxes	**$64**		**$64**		**$ -**	**$283**		**$274**		**$10**
(Less): Adjusted income tax expense(4)	(15)		(12)		(3)	(63)		(65)		1
Adjusted net income from continuing operations	**$49**	**$1.08**	**$52**	**$1.09**	**($3)**	**$220**	**$4.74**	**$209**	**$4.36**	**$11**
Adjusted Diluted EPS change versus prior year		(0.9%)					8.7%			
Diluted Shares Outstanding, as reported		45.6		47.7			46.4		47.9	
Effective Tax Rate, as reported		23%		18%			22%		24%	

(1) RIP (credit) represents the entire actuarial net periodic pension (credit) recorded as a component of earnings from continuing operations. For all periods presented, we were not required to and did not make cash contributions to our RIP.
(2) Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation & restricted stock expenses.
(3) Represents the intangible amortization related to acquired entities, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles.
(4) Adjusted income tax expense is calculated using the effective tax rate multiplied by the adjusted earnings from continuing operations before income taxes.

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Armstrong WORLD INDUSTRIES

Q4 2022 Adjusted Free Cash Flow Reconciliation Contingent compensation payments related to 2020 acquisitions recorded as a component of net cash provided by operating activities. Contingent compensation payments related to the acquisition. . For the Three Months Ended December 31, For the Three months Ended March 31, For the Twelve Months Ended December 31, 2022 2021 V 2022 2021 V Net cash provided by operating activities $63 $49 $14 $182 $187 ($5) Net cash provided by (used for) investing activities $20 ($9) $29 $28 ($14) $42 Net cash provided by operating and investing activities $83 $41 $42 $211 $173 $37 Add: Acquisitions, net 3 - 3 3 1 2 Add: Payments related to the sale of international, net - - - - 12 (12) Add: Net environmental expenses - (1) 1 1 (1) 1 Add: Contingent consideration in excess of acquisition-date fair value(1) - - - 2 - 2 Add: Arktura deferred compensation(2) 5 5 - 5 5 - Adjusted Free Cash Flow $91 $45 $46 $221 $190 $31

Q4 2022 Segment Reported Operating Income (Loss) to Adj. EBITDA

	MINERAL FIBER			ARCHITECTURAL SPECIALTIES			UNALLOCATED CORPORATE			MINERAL FIBER			ARCHITECTURAL SPECIALTIES			UNALLOCATED CORPORATE		
	For the Three Months Ended December 31,									For the Twelve Months Ended December 31,								
	2022	2021	V	2022	2021	V	2022	2021	V	2022	2021	V	2022	2021	V	2022	2021	V
Net Sales	**$216**	**$207**	**$9**	**$89**	**$75**	**$13**	**$ –**	**$ –**	**$ –**	**$887**	**$818**	**$69**	**$346**	**$288**	**$58**	**$ –**	**$ –**	**$ –**
Operating Income (Loss), As Reported	**$61**	**$60**	**$1**	**$11**	**($3)**	**$14**	**($1)**	**($1)**	**$ –**	**$261**	**$261**	**$ -**	**$22**	**$4**	**$18**	**($4)**	**($5)**	**1**
Add: RIP expense[1]	-	-	-	-	-	-	1	1	-	-	-	-	-	-	-	4	5	(1)
Add: Acquisition-related impacts[2]	-	-	-	-	9	(9)	-	-	-	-	-	-	19	10	9	-	-	-
Add: Depreciation and Amortization	17	17	-	3	6	(3)	-	-	-	69	70	(1)	14	27	(12)	-	1	(1)
Adjusted EBITDA	**$78**	**$77**	**$2**	**$13**	**$11**	**$2**	**$ –**	**$ –**	**$ –**	**$330**	**$331**	**($1)**	**$55**	**$40**	**$14**	**$ –**	**$ –**	**$ –**
Operating Income Margin (Operating Income % of Net Sales)	28.3%	29.0%		12.1%	(4.4%)		NM	NM		29.4%	31.9%		6.3%	1.5%		NM	NM	
Adjusted EBITDA Margin (Adjusted EBITDA % of Net Sales)	36.3%	37.1%		15.0%	14.4%		NM	NM		37.2%	40.5%		15.8%	14.0%		NM	NM	

(1) RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP.
(2) Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration, deferred compensation and restricted stock expenses.

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Armstrong WORLD INDUSTRIES

2023 Adjusted EBITDA Guidance Reconciliation RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for deferred compensation and restricted stock expenses. For the Year Ending December 31, 2023 For the Three months Ended March 31, Low to High Net Income $208 to $219 Add: Income tax expense 68 73 Earnings before income taxes $276 to $292 Add: Interest expense 35 37 Add: Other non-operating (income) (7) (6) Operating Income $305 to $323 Add: RIP expense(1) 3 4 Add: Acquisition-related impacts(2) 4 5 Adjusted Operating Income $312 to $332 Add: Depreciation & amortization $83 $88 Adjusted EBITDA $395 to $420

2023 Segment Adjusted EBITDA Reconciliation Full Year 2023 (Supports low-end Adj. EBITDA Margin % assumption) For the Three months Ended March 31, Mineral Fiber Architectural Specialties Unallocated Corporate Net Sales $892 $366 $ - Operating Income $261 $48 ($3) Add: RIP expense(1) - - 3 Add: Acquisition-related impacts(2) - 4 - Adjusted Operating Income $261 $52 - Add: Depreciation & amortization 69 14 - Adjusted EBITDA $330 $66 $ - Operating Income Margin (Operating Income % of Net Sales) 29% 13% NA Adjusted EBITDA Margin (Adjusted EBITDA % of Net Sales) 37% 18% NA Note: Assumes rounding to sum to consolidated company figures. RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for deferred compensation and restricted stock expenses.

2023 Adjusted Diluted EPS & Adjusted Free Cash Flow Guidance Reconciliations Adjusted diluted EPS guidance for 2023 is calculated based on ~45 million of diluted shares outstanding. RIP (credit) represents the entire actuarial net periodic pension (credit) recorded as a component earnings from continuing operations. We do not expect to make cash contributions to our RIP. Represents the intangible amortization related to acquired entities, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. Represents the impact of acquisition-related adjustments for deferred compensation and restricted stock expenses. Income tax expense is based on an adjusted effective tax rate of ~25%, multiplied by adjusted earnings before income tax. For the Year Ending December 31, 2023 For the Three months Ended March 31, Low Per Diluted Share(1) to High Per Diluted Share(1) Net Income $208 $4.62 to $219 $4.87 Add: Income tax expense 68 73 Earnings before income tax $276 to $292 Add: RIP (credit)(2) (1) (3) Add: Acquisition-related amortization(3) 5 6 Add: Acquisition-related expenses(4) 4 5 Adjusted earnings before income taxes $285 to $301 (Less): Adjusted income tax expense(5) (70) (74) Adjusted Net Income $215 $4.80 to $227 $5.05 For the Year Ending December 31, 2023 For the Three months Ended March 31, Low to High Net cash provided by operating activities $220 to $240 Add: Return of investment from joint venture 85 95 Adjusted net cash provided by operating activities $305 to $335 (Less): Capital expenditures (75) (85) Adjusted Free Cash Flow $230 to $250